UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 21, 2006
Hines Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

000-50805	20-0138854

(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas	77056-6118

(Address of Principal Executive Offices)	(Zip Code)
(888) 220-6121

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
On December 26, 2006 Hines Real Estate Investment Trust, Inc. (“Hines REIT”) filed an amendment to its Current Report on Form 8-K with regard to the acquisition of 3400 Data Drive, an office property located in Rancho Cordova, California. The purpose of such amendment was to include financial statements relating to 3400 Data Drive; however, it was inadvertently filed without the financial statements.
This amendment to the Current Report on Form 8-K is being filed solely to provide financial statements for 3400 Data Drive.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.
3400 Data Drive, Rancho Cordova, California — For the Nine Months Ended September 30, 2006 (Unaudited) and For the Year Ended December 31, 2005
Independent Auditors’ Report
Statements of Revenues and Certain Operating Expenses
Notes to Statements of Revenues and Certain Operating Expenses
     (b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.
Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005
Unaudited Notes to Pro Forma Consolidated Statement of Operations
     (c) Exhibits None.
Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the timing of potential investments and ownership levels described therein and funding sources for the same, are forward looking statements that are based on current expectations and assumptions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described in the “Risk Factors” section of Hines REIT’s Registration Statement on Form S-11 and its other filings with the Securities and Exchange Commission .

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.
December 26, 2006	By:	/s/ Frank R. Apollo
Frank R. Apollo
Chief Accounting Officer

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Hines REIT Properties, L.P.
     We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the property located at 3400 Data Drive, Rancho Cordova, California (the “Property”) for the year ended December 31, 2005. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Hines Real Estate Investment Trust, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
     In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 to the Historical Summary of the property located at 3400 Data Drive, Rancho Cordova, California for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Houston, Texas
December 15, 2006

3400 DATA DRIVE, RANCHO CORDOVA, CALIFORNIA
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2006 (Unaudited) and
For the Year Ended December 31, 2005

	Nine Months	Year Ended
	Ended	December 31,
	September 30, 2006	2005
	(Unaudited)
Revenue:
Rental revenues	$2,270,096	$3,026,794
Other income	109,740	72,681

Total revenues	2,379,836	3,099,475
Certain Operating Expenses:
Real estate taxes	225,481	209,610
Cleaning services	124,218	153,388
Repairs and maintenance	145,337	226,898
Building management services	20,554	5,197
Insurance	54,514	32,580
Utilities	268,438	321,820

Total certain operating expenses	838,542	949,493

Revenues in excess of certain operating expenses	$1,541,294	$2,149,982

See accompanying notes to statements of revenues and certain operating expenses.

3400 DATA DRIVE, RANCHO CORDOVA, CALIFORNIA
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2006 (Unaudited) and
For the Year Ended December 31, 2005
(1)	Organization
     3400 Data Drive (the “Property”), is a three-story office building with 149,703 square foot of office space located in Rancho Cordova, California. Hines Real Estate Investment Trust, Inc. (“Hines REIT”) acquired the Property through Hines REIT Properties, L.P., its majority owned subsidiary (the “Operating Partnership,” and together, the “Company”). The acquisition was completed on November 21, 2006 by Hines REIT 3400 Data Drive LP, a wholly-owned subsidiary of the Operating Partnership.
(2)	Basis of Presentation
     The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to acquired real estate operations to be included with certain filings with the SEC. This Historical Summary includes the historical revenues and operating expenses of the Property, exclusive of interest income and interest expense, early lease termination fees, management fees, and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.
     The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2006 included in this report are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year.
(3)	Principles of Reporting and Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
(4)	Significant Accounting Policies
(a)	Revenue Recognition
     The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, and charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, which amounted to a decrease in rental income of approximately $155,000 (unaudited) for the nine months ended September 30, 2006, and a decrease in rental income of approximately $117,000 for the year ended December 31, 2005.

(b)	Repairs and Maintenance
     Expenditures of repairs and maintenance are expensed as incurred.
(5)	Rental Income
     The aggregate annual minimum future rental income on noncancelable operating leases in effect as of December 31, 2005 is as follows:

Amount
Year ended December 31:
2006	$3,233,585
2007	3,233,585
2008	3,278,496
2009	3,323,407
2010	3,323,407
Thereafter	8,533,071

Total future minimum rentals	$24,925,551

     Total minimum future rental income represents the base rent the tenant is required to pay under the terms of their lease exclusive of charges for contingent rents, electric service, real estate taxes, and operating cost escalations. There were no contingent rents for the year ended December 31, 2005.
     Of the total rental income for the year ended December 31, 2005, 100% was earned from a tenant in the healthcare industry, whose lease expires in 2013.
* * * * *

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
December 31, 2005
     Hines Real Estate Investment Trust, Inc. (“Hines REIT” and, together with Hines REIT Properties, L.P. (the “Operating Partnership”), the “Company”) made the following acquisitions since January 1, 2005:

Property Name	Date of Acquisition	Purchase Price
1900 and 2000 Alameda	June 28, 2005	$59.8 million
3100 McKinnon Street	August 24, 2005	$27.9 million
1515 S Street	November 2, 2005	$66.6 million
Airport Corporate Center	January 31, 2006	$156.8 million
321 North Clark	April 24, 2006	$247.3 million
3400 Data Drive	November 21, 2006	$32.8 million
Watergate Tower IV	December 8, 2006	$144.9 million
     Additionally, during the year ended December 31, 2005 and the period from January 1, 2006 through December 1, 2006, the Company made equity investments in Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund’’) totaling approximately $99.8 million and $209.4 million, respectively.
     The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company’s acquisitions of 1900 and 2000 Alameda, 3100 McKinnon Street, 1515 S Street, Airport Corporate Center, 321 North Clark, 3400 Data Drive and Watergate Tower IV and its investments in the Core Fund occurred on January 1, 2005.
     In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The Unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on January 1, 2005, nor does it purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

	Year Ended
	December 31,	Adjustment for
	2005	Acquisitions		Pro Forma
Revenues:
Rental revenue	$6,004,953	$83,523,820	(a)	$89,528,773
Other revenue	241,852	3,195,181	(a)	3,437,033

Total revenues	6,246,805	86,719,001		92,965,806
Expenses:
Property operating expenses	2,184,169	21,236,246	(a)	23,420,415
Real property taxes	687,534	13,630,906	(a)	14,318,440
Property management fees	166,706	1,689,868	(a)	1,856,574
Depreciation and amortization	3,330,983	32,784,592	(a)	36,115,575
Asset management and acquisition fees	5,225,241	10,241,394	(b)	15,466,635
Organizational and offering expenses	1,735,668	—		1,735,668
Reversal of accrued organizational and offering expenses	(8,366,114)	—		(8,366,114)
General and administrative expenses	2,224,555	—		2,224,555
Forgiveness of related party payable	(1,730,000)	—		(1,730,000)

Total expenses	5,458,742	79,583,006		85,041,748

Income before equity in losses, interest expense, interest income and loss allocated to minority interests	788,063	7,135,995		7,924,058

Equity in losses of Hines-Sumisei U.S. Core Office Fund, L.P.	(831,134)	(3,685,640	)(c)	(4,516,774)
Interest expense	(2,446,838)	(20,433,337	)(d)	(22,880,175)
Interest income	98,145	—		98,145
Loss allocated to minority interests	635,170	565,533	(e)	1,200,703

Net loss	$(1,756,594)	$(16,417,449)		$(18,174,043)

Basic and diluted loss per common share:
Loss per common share	$(0.16)	$(0.28)		$(0.26)

Weighted average number common shares outstanding	11,061,281	58,298,844		69,360,125

See notes to unaudited pro forma consolidated statement of operations and unaudited notes to pro forma consolidated financial statement.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005
(a) To record the pro forma effect of the Company’s acquisitions of 1900 and 2000 Alameda, 3100 McKinnon Street (“Citymark”), 1515 S Street, Airport Corporate Center, 321 North Clark, 3400 Data Drive, and Watergate Tower IV assuming that the acquisitions had occurred on January 1, 2005.
(b) To record the pro forma effect of the acquisition fees (50% of which is payable in cash and 50% of which is reflected in the participation interest) related to the Company’s acquisitions of the additional investments in the Core Fund and the acquisitions of 1900 and 2000 Alameda, Citymark, 1515 S Street Airport Corporate Center, 321 North Clark, 3400 Data Drive, and Watergate Tower IV.
(c) To record the pro forma effect on the Company’s equity in losses assuming that the Company’s additional investments in the Core Fund and the Core Fund’s acquisitions of Three First National Plaza, Golden Eagle Plaza, 720 Olive Way, 333 West Wacker, One Atlantic Center, Warner Center, and Riverfront Plaza had occurred on January 1, 2005.
(d) To record the pro forma effect of the Company’s interest expense assuming that the debt related to the Company’s acquisitions of 1900 and 2000 Alameda, Citymark, 1515 S Street, Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV was outstanding for the entire year. The Company assumed a $91 million mortgage note upon the acquisition of Airport Corporate Center with a rate of 4.78% and entered into a $45.0 million mortgage upon the acquisition of 1515 S Street with a rate of 5.68%. Additionally, the Company has financed 55% of the cost of its remaining property acquisitions with borrowings under its credit facility with HSH Nordbank with a weighted average rate of 5.5%.
(e) To record the pro forma effect on the Company’s loss allocated to minority interests assuming that the Core Fund’s acquisitions of Three First National Plaza, Golden Eagle Plaza, 720 Olive Way, 333 West Wacker, One Atlantic Center, Warner Center, and Riverfront Plaza, the Company’s additional investments in the Core Fund, and its acquisitions of 1900 and 2000 Alameda, Citymark, 1515 S Street, Airport Corporate Center, 321 North Clark, 3400 Data Drive, and Watergate Tower IV had occurred on January 1, 2005.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
For the Year Ended December 31, 2005
(1)	Investment Properties
     On June 28, 2005, the Company acquired 1900 and 2000 Alameda in San Mateo, California for approximately $59.8 million, including transaction costs. This transaction was financed with proceeds from a term loan. The property, which is located in the San Francisco Bay area office market, consists of a four-story building constructed in 1971 which was substantially renovated in 1996 and a two-story building completed in 1983. The buildings have an aggregate of 253,377 square feet of rentable area.
     On August 24, 2005, the Company acquired Citymark, which is located in Dallas, Texas. The aggregate purchase price of Citymark was approximately $27.9 million, including transaction costs. This transaction was financed with proceeds from a term loan. Citymark is an 11-story office building constructed in 1987. The building has an aggregate of 217,746 square feet of rentable area.
     On November 2, 2005, the Company acquired an office complex located at 1515 S Street in Sacramento, California. The aggregate purchase price for 1515 S Street was approximately $66.6 million, exclusive of transaction costs, financing fees and working capital reserves. The Company funded the acquisition with net proceeds of its public offering and borrowings of approximately $66.0 million under the Company’s revolving credit facility. 1515 S Street consists of two five-story buildings and an eight-story parking garage constructed in 1987. The buildings have an aggregate of 348,881 square feet of rentable area.
     On January 31, 2006, the Company acquired Airport Corporate Center, a 45-acre office park located in the Airport West/ Doral airport submarket of Miami, Florida. Airport Corporate Center consists of 11 buildings constructed between 1982 and 1996 that contain an aggregate of 1,018,477 square feet of rentable area and a 5.46-acre land development site. The aggregate purchase price of Airport Corporate Center was approximately $156.8 million, excluding transaction costs and financing fees. In connection with the acquisition, mortgage financing was assumed in the amount of $91.0 million.
     On April 24, 2006, the Company acquired 321 North Clark, a 35-story, 885,664 square foot office building located in Chicago, Illinois. The building has a below-grade parking structure and was constructed in 1987. The seller was 321 North Clark Realty LLC, a joint venture between Hines Interests Limited Partnership (“Hines”) and an institution advised by JP Morgan Chase. The acquisition was consummated on April 24, 2006 by Hines REIT 321 North Clark, a wholly-owned subsidiary of the Company. The aggregate purchase price of 321 North Clark was approximately $247.3 million, excluding transaction costs and financing fees.
     On November 21, 2006, the Company acquired 3400 Data Drive, a three-story, 149,703 square foot office building located in Rancho Cordova, California, a submarket of Sacramento. The building was constructed in 1990. The aggregate purchase price of 3400 Data Drive was approximately $32.8 million, excluding transaction costs and financing fees.
     On December 8, 2006, the Company acquired Watergate Tower IV, a 16-story, 344,443 square foot office building located in Emeryville, California. The building was constructed in 2001. The aggregate purchase price of Watergate Tower IV was approximately $144.9 million, excluding transaction costs and financing fees.
     The unaudited pro forma consolidated statement of operations of the Company assumes that all property acquisitions occurred on January 1, 2005.

(2)	Core Fund
     The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. The third-party investors in the Core Fund other than Hines REIT are, and Hines expects that future third-party investors in the Core Fund will be primarily U.S. and foreign institutional investors or high net worth individuals. The Core Fund was formed as a Delaware limited partnership.
     As of December 31, 2004, the Core Fund held controlling interests in eight properties located in New York City, Washington, D.C., Houston, Texas and San Francisco, California.
     In March 2005, the Core Fund acquired an indirect interest in its ninth office building. Three First National Plaza, completed in 1981, is located at 70 West Madison Street in the Central Loop of Chicago. The aggregate purchase price for the property was approximately $245.3 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the aggregate principal amount of approximately $141.0 million. The Core Fund currently holds approximately a 72.77% interest in Three First National Plaza. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 19.80%, 0.38%, and 7.05%, respectively.
     On August 10, 2005, the Core Fund purchased Golden Eagle Plaza, an office property located at 525 B Street in the central business district of San Diego, California. Golden Eagle Plaza was built in 1969 and renovated in 1998. It consists of a 22-story office tower and an attached parking structure. The aggregate purchase price of Golden Eagle Plaza was approximately $116.4 million, including transaction costs. In connection with the acquisition, mortgage financing was secured in the amount of $52.0 million and a bridge loan was secured in the amount of $68.0 million. The Core Fund currently holds approximately a 90.95% interest in Golden Eagle Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.23% and 8.82%, respectively.
     On January 31, 2006, the Core Fund purchased 720 Olive Way, an office property located in the retail core submarket of the central business district of Seattle, Washington. The property consists of a 20-story office building and a parking structure that were constructed in 1981 and substantially renovated in 1997. The aggregate purchase price of 720 Olive Way was approximately $84.7 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $42.4 million. The Core Fund currently holds approximately a 72.59% interest in 720 Olive Way. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.38%, and 7.03%, respectively.
     On April 3, 2006, the Core Fund purchased 333 West Wacker, an office property located in the central business district of Chicago, Illinois. The property consists of a 36-story office building and a parking structure that were constructed in 1983. The aggregate purchase price of 333 West Wacker was approximately $222.5 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $124.0 million. The Core Fund currently holds approximately a 72.59% interest in 333 West Wacker. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.38%, and 7.03%, respectively.
     On July 14, 2006, the Core Fund acquired One Atlantic Center, a 50-story, 1,100,808 square foot office building located in Atlanta, Georgia. The building was constructed in 1987. The contract purchase price of One Atlantic Center was approximately $305.0 million, exclusive of transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $168.5 million. The Core Fund currently holds approximately a 90.95% interest in One Atlantic Center. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.23% and 8.82%, respectively.
     On October 2, 2006, the Core Fund purchased LNR I, II, and III (“Warner Center”), an office complex located in the central business district of Woodland Hills, California. The property consists of four five-story office buildings, one three-story office building, and two parking structures that were constructed between 2001 and 2005. The aggregate purchase price of Warner Center was approximately $311.0 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $174.0 million. The Core Fund currently holds approximately a 72.59% interest in Warner Center. Institutional

Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.38%, and 7.03%, respectively.
     On November 16, 2006, the Core Fund purchased Riverfront Plaza, an office property located in Richmond, Virginia. The property consists of two 21-story office buildings that were constructed in 1990. The contract purchase price of Riverfront Plaza was $277.5 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $135.9 million. The Core Fund currently holds approximately a 90.95% interest in Riverfront Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.23% and 8.82%, respectively.
     The unaudited pro forma consolidated condensed statement of operations of the Core Fund summarized below assumes that all 2005 and 2006 acquisitions occurred on January 1, 2005.
     During the year ended December 31, 2005 and the period from January 1, 2006 through December 1, 2006, the Company acquired additional interests in the Core Fund totaling approximately $99.8 million, $209.4 million, respectively. The unaudited pro forma consolidated statement of operations of the Company assumes that the investments of $99.8 million and $209.4 million occurred on January 1, 2005. Additionally, the unaudited pro forma consolidated statement of operations of the Company has been prepared assuming the Company’s investment in the Core Fund is accounted for utilizing the equity method as the Company has the ability to exercise significant influence over, but does not exercise financial and operating control over, the Core Fund.

UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED STATEMENT OF OPERATIONS OF THE CORE FUND
For the Year Ended December 31, 2005

Year Ended
December 31,
2005
Revenues and interest income	$340,170,515
Expenses:
Operating	148,484,926
Interest	87,016,911
Depreciation and amortization	124,332,456

Total expenses	359,834,293
Minority interest	(1,820,132)

Net loss	$(21,483,910)